UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2009
CAPITALSOURCE INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-31753 (Commission File Number)	35-2206895 (I.R.S. Employer Identification No.)
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (301) 841-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Item 7.01.	Regulation FD Disclosure.
     On August 6, 2009, the Company announced consolidated financial results for the second quarter ended June 30, 2009. A copy of the press release announcing those results is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
     On August 6, 2009, the Company posted supplemental financial tables to the Investor Relations section of its website. A copy of the supplemental financial tables is attached as Exhibit 99.2 hereto and is incorporated herein by reference.
     On August 6, 2009, the Company posted a presentation to the Investor Relations section of its website at the following address: http://www.capitalsource.com/investor_relations.
     The information in this Current Report and the exhibits attached hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report and the exhibits attached hereto shall not be incorporated by reference into any registration statement or other document filed with the Commission.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits
     See Exhibit Index attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2009	/s/ STEVEN A. MUSELES
Steven A. Museles
Executive Vice President, Chief Legal Officer and Secretary

INDEX TO EXHIBITS

Exhibit
No.	Description
99.1	Press Release issued by CapitalSource Inc. on August 6, 2009.

99.2	Supplemental financial tables posted to the CapitalSource Inc. website on August 6, 2009.